UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2015

Ryder System, Inc.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 1, 2015, Ryder System, Inc. held its Annual Meeting of Shareholders. At the meeting, the shareholders voted as indicated below on the following proposals. All proposals, other than the shareholder proposal, passed and each director nominee was re-elected.

1.	Election of five directors for a three-year term of office expiring at the 2018 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	John M. Berra	41,640,853	1,719,712	224,183	4,392,730
1b.	Robert A. Hagemann	42,649,338	711,915	223,495	4,392,730
1c.	Luis P. Nieto, Jr.	42,644,316	713,038	227,394	4,392,730
1d.	E. Follin Smith	42,267,972	956,376	360,400	4,392,730
1e.	Robert E. Sanchez	39,958,123	3,063,509	563,116	4,392,730

2.	Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2015 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
46,894,202	775,773	307,503	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
40,583,952	1,691,573	1,309,223	4,392,730

4.	Approval of amendments to the Articles of Incorporation and By-Laws to change the voting requirement for the removal of directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,068,728	233,011	283,009	4,392,730

5.	Approval of amendments to our Articles of Incorporation and By-Laws to change the voting requirement for amendments to the By-Laws.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,032,661	266,246	285,841	4,392,730

6.	Approval of amendments to our Articles of Incorporation to change the voting requirement for amendments to the Articles.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,027,252	271,553	285,943	4,392,730

7.	Approval of amendments to our By-Laws to change the general voting requirement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,030,312	267,661	286,775	4,392,730

8.	A shareholder proposal regarding political contributions disclosure.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
14,810,417	22,896,423	5,877,908	4,392,730

As previously disclosed, Proposals 4, 5, 6, 7 and 8 required a majority of the shares outstanding to pass. Proposals 4, 5, 6 and 7 received the required number of votes to pass, each receiving a vote of over 80% of shares outstanding. Proposal 8 did not pass, receiving a vote of only 27.8% of shares outstanding (and 39.3% of votes cast). Following the Annual Meeting of Shareholders, our Articles of Incorporation and By-Laws were amended to incorporate the proposed changes disclosed in our definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2015. Copies of the conformed Articles of Incorporation as amended, the articles of amendment to the Articles of Incorporation, and the conformed By-Laws as amended are filed with this report as Exhibits 3.1, 3.1(e) and 3.2.

Item 9.01(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit 3.1	Ryder System, Inc. Restated Articles of Incorporation dated November 8, 1985, as amended.
Exhibit 3.1(e)	Articles of Amendment dated May 1, 2015 to the Ryder System, Inc. Restated Articles of Incorporation dated November 8, 1985, as amended.
Exhibit 3.2	Ryder System, Inc. By-Laws as amended through May 1, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RYDER SYSTEM, INC.

By:	/s/ Robert D. Fatovic Name: Robert D. Fatovic Title: Executive Vice President, Chief Legal Officer & Corporate Secretary
Date: May 1, 2015